EXHIBIT99.(z)(2)

Brian E. Binder	Managing Director and Chief Administrative Officer	Oakbrook Terrace, IL
Richard F. Brereton	Managing Director	New York, NY
Kenneth Castiglia	Chief Financial Officer and Treasurer	New York, NY
Stefanie Chang Yu	Assistant Secretary; Vice President and Secretary of the Funds	New York, NY
Amy Doberman	Managing Director and Secretary; Vice President of the Funds	New York, NY
Jerry W. Miller	Managing Director, Chief Executive Officer and President	New York, NY
Elizabeth M. Brown	Managing Director	Houston, TX
Gary R. DeMoss	Managing Director	Oakbrook Terrace, IL
David Linton	Managing Director	Weston, CT
Edward C. Wood, III	Managing Director and Chief Operating Officer	Oakbrook Terrace, IL
Douglas Mangini	Managing Director	New York, NY
Paul Martin	Managing Director	New York, NY
Steven M. Massoni	Managing Director	Oakbrook Terrace, IL
Mark R. McClure	Managing Director	Oakbrook Terrace, IL
Carsten Otto	Managing Director	New York, NY
Louis Palladino	Managing Director	New York, NY
Walter E. Rein	Managing Director and Chief Financial Officer	Oakbrook Terrace, IL
James J. Ryan	Managing Director	Oakbrook Terrace, IL
Andrew J. Scherer	Managing Director	Oakbrook Terrace, IL
Michael S. Spangler	Managing Director	New York, NY
Timothy Sweeney	Managing Director	West Conshohocken, NJ
Terry L. Swenson	Managing Director	Amery, WI
Elizabeth Vale	Managing Director	West Conshohocken, NJ
Robert S. West	Managing Director	Oakbrook Terrace, IL
Laurence J. Althoff	Executive Director	Oakbrook Terrace, IL
George Steven Amidon	Executive Director	Oakbrook Terrace, IL
Matthew T. Baker	Executive Director	Oakbrook Terrace, IL
Joseph C. Benedetti	Executive Director	New York, NY
Patricia A. Bettlach	Executive Director	Chesterfield, MO
Michael P. Boos	Executive Director	Oakbrook Terrace, IL
Curtis W. Bradshaw	Executive Director	Oakbrook Terrace, IL
John T. Browning	Executive Director	Oakbrook Terrace, IL
Daniel Burton	Executive Director	New York, NY
Juanita E. Buss	Executive Director	Kennesaw, GA
Richard J. Charlino	Executive Director	Jersey City, NJ
Brent Alan Cooper	Executive Director	Oakbrook Terrace, IL
Joseph D’Auria	Executive Director	New York, NY
Financial and Operations Principal
Craig S. Falduto	Executive Director	Oakbrook Terrace, IL
Gina Germane	Executive Director and Chief Anti-Money Laundering Officer	New York, NY
Richard G. Golod	Executive Director	Jersey City, NJ
Gregory Heffington	Executive Director	Ft. Collins, CO
Richard Ralph Hoffman	Executive Director	Jersey City, NJ
Michelle H. Huber	Executive Director	Oakbrook Terrace, IL
Troy D. Huber	Executive Director	Oakbrook Terrace, IL
Michael B. Hughes	Executive Director	Oakbrook Terrace, IL
Greg S. Jenkins	Executive Director	Oakbrook Terrace, IL
Louis Gregory Kafkes	Executive Director	Oakbrook Terrace, IL
Robert Daniel Kendall	Executive Director	Oakbrook Terrace, IL
Margaret McDermott	Executive Director	West Conshohocken, PA
Maura A. McGrath	Executive Director	Jersey City, NJ
Lou Anne McInnis	Executive Director	New York, NY
John T. Moser	Executive Director	Oakbrook Terrace, IL
Lance O’Brien Murphy	Executive Director	Dallas, TX
Robert F. Murphy	Executive Director	Oakbrook Terrace, IL
Joseph Pollaro	Executive Director	Jersey City, NJ
Thomas Quirk	Executive Director	New York, NY
Thomas C. Rowley	Executive Director	Oakbrook Terrace, IL
David T. Saylor	Executive Director	Oakbrook Terrace, IL
Maura Scherer	Executive Director	Oakbrook Terrace, IL
James D. Stevens	Executive Director	North Andover, MA
John Tierney	Executive Director	Oakbrook Terrace, IL
Michael James Tobin	Executive Director	Oakbrook Terrace, IL
Thomas Buckley Tyson	Executive Director	Oakbrook Terrace, IL
Brett Van Bortel	Executive Director	Oakbrook Terrace, IL
John M. Walsh	Executive Director	Oakbrook Terrace, IL
Barbara Anne Marie Withers	Executive Director	Oakbrook Terrace, IL
Patrick M. Zacchea	Executive Director	Oakbrook Terrace, IL

Leslie Ann Ashton	Vice President	Salt Lake City, UT
Scott C. Bernstiel	Vice President	Freehold, NJ
Carol S. Biegel	Vice President	Naperville, IL
Christopher M. Bisaillon	Vice President	Chicago, IL
Michael Winston Brown	Vice President	Colleyville, TX
Loren Burket	Vice President	Plymouth, MN
Thomas Brady Cannon	Vice President	West Conshohocken, PA
Christina Carroll	Vice President; Chief Compliance Officer	New York, NY
Lynn Chadderton	Vice President	Valrico, FL
Michael Colston	Vice President	Louisville, KY
Jack Crain	Vice President	Oakbrook Terrace, IL
Michael A. Dearth	Vice President	Oakbrook Terrace, IL
Kenneth A. De Marco	Vice President	Oakbrook Terrace, IL
Marc DeFilippo	Vice President	Oakbrook Terrace, IL
Robert Doak	Vice President	Oakbrook Terrace, IL
Paula Christie Doroff	Vice President	Oakbrook Terrace, IL
Lisa Doyle	Vice President; Compliance Officer	Houston, TX
Pat Flynn Dredze	Vice President	Oakbrook Terrace, IL
Paula Duerr	Vice President	Oakbrook Terrace, IL
Craig Alan Dumnich	Vice President	Perryville, MD
Michael E. Eccleston	Vice President	Chicago, IL
Michael G. Effron	Vice President	Oakbrook Terrace, IL
Tara Farrelly	Vice President	New York, NY
Christopher E. Fitzgerald	Vice President	Oakbrook Terrace, IL
William J. Fow	Vice President	Redding, CT
David Joseph Fredrick	Vice President	Newton, MA
Charles Friday	Vice President	Gibsonia, PA
Evan Gordon	Vice President; Chief Compliance Officer	New York, NY
Walter C. Gray	Vice President	Houston, TX
John C. Haase, Jr.	Vice President	New York, NY
Hunter Handley	Vice President	Oakbrook Terrace, IL
Brian Hartigan	Vice President	Oakbrook Terrace, IL
Francis Martin Hawkins	Vice President	Oakbrook Terrace, IL
Michael D. Hibsch	Vice President	Nashville, TN
Matthew T. Hilding	Vice President	Houston, TX
Conner D. Hogan	Vice President	Oakbrook Terrace, IL
Kevin P. Holleron	Vice President	Oakbrook Terrace, IL
Eric J. Hyde	Vice President	Oakbrook Terrace, IL
Lowell Jackson	Vice President	Roswell, GA
Keraya S. Jefferson	Vice President; Compliance Officer	Jersey City, NJ
Brian D. Jessen	Vice President	Oakbrook Terrace, IL
Nancy Johannsen	Vice President	Oakbrook Terrace, IL
Laurie L. Jones	Vice President	Houston, TX
Michael E. Jones	Vice President	Oakbrook Terrace, IL
Tara Jones	Vice President	Oakbrook Terrace, IL
Daniel W. Krause	Vice President	Oakbrook Terrace, IL
Lisa Therese Kueng	Vice President	Oakbrook Terrace, IL
Gary W. Lackey	Vice President	Houston, TX
Michael Langhoff	Vice President	Oakbrook Terrace, IL
Albert K. Lazaro	Vice President	Oakbrook Terrace, IL
Tony E. Leal	Vice President	Houston, TX

Michelle Lea Lewis	Vice President	Oakbrook Terrace, IL
Mark Stephen Lie	Vice President	Oakbrook Terrace, IL
Holly Lieberman	Vice President	Oakbrook Terrace, IL
Tim O’Neal Lorah	Vice President	New York, NY
Richard M. Lundgren	Vice President	River Forest, IL
Douglas M. Macomber	Vice President	Elmhurst, IL
Michael J. Magee	Vice President	Oakbrook Terrace, IL
Christa Mangiello	Vice President	Oakbrook Terrace, IL
Anthony S. Manzanares	Vice President	Oakbrook Terrace, IL
Eric J. Marmoll	Vice President	Oakbrook Terrace, IL
Brian Maute	Vice President	Oakbrook Terrace, IL
Anne Therese McGrath	Vice President	San Francisco, CA
Peter George Mislios	Vice President	Oakbrook Terrace, IL
Elisa R. Mitchell	Vice President; Assistant Secretary of the Funds	Oakbrook Terrace, IL
Sterling Tyler Moore	Vice President	San Francisco, CA
Grant R. Myers	Vice President	Houston, TX
Richard A. Myers	Vice President	Oakbrook Terrace, IL
Elizabeth A. Nelson	Vice President; Assistant Secretary of the Funds	Oakbrook Terrace, IL
Ryne Atsushi Nishimi	Vice President	Coto de Caza, CA
Brian O’Connell	Vice President	Oakbrook Terrace, IL
James A. O’Brien	Vice President	Oakbrook Terrace, IL
Jason Eric Ogden	Vice President	Oakbrook Terrace, IL
Timothy Jay Ott	Vice President	Highland, VA
Jeffrey M. Pegorsch	Vice President	Oakbrook Terrace, IL
Paul R. Peterson	Vice President	Oakbrook Terrace, IL
Megan Piscitello	Vice President	Oakbrook Terrace, IL
Jennifer Lynn Pucci	Vice President	Oakbrook Terrace, IL
John M. Radzinski	Vice President	Oakbrook Terrace, IL
Michael W. Rohr	Vice President	Naperville, IL
Jason F. Ruimerman	Vice President	Salem, MA
Thomas J. Sauerborn	Vice President	Jersey City, NJ
Tonya Hammet Sax	Vice President	Oakbrook Terrace, IL
Lisa Schultz	Vice President	Oakbrook Terrace, IL
Ronald J. Schuster	Vice President	Orlando, FL
Laurel Shipes	Vice President	Duluth, GA
Frank Skubic	Vice President	San Francisco, CA
Heather Smith	Vice President	Richmond, VA
Christopher J. Staniforth	Vice President	Leawood, KS
Timothy Paul Sweeney	Vice President	Oakbrook Terrace, IL
Brian S. Terwilliger	Vice President	Oakbrook Terrace, IL
Joseph L. Thomas	Vice President	San Diego, CA
Eric B. Towell	Vice President	Oakbrook Terrace, IL
Hugh C. Triplett	Vice President	Thousand Oaks, CA
Thomas Buckley Tyson	Vice President	Oakbrook Terrace, IL
Jeannette L. Underwood	Vice President	Oakbrook Terrace, IL
Christopher Walsh	Vice President	Oakbrook Terrace, IL
Harold Whitworth, III	Vice President	Liberty Township, OH
Perri P. Williams	Vice President	Houston, TX
Ronald Wayne Wilson	Vice President	Oakbrook Terrace, IL
Judy W. Wooley	Vice President	Houston, TX
John Wyckoff	Vice President	Santa Monica, CA

David M. Wynn	Vice President	Chandler, AZ
Kenneth Paul Zaugh	Vice President	Oakbrook Terrace, IL
William Edward Zorovich	Vice President	Oakbrook Terrace, IL

Mary Mullin	Assistant Secretary; Assistant Secretary of the Funds	New York, NY
Leticia George	Officer	Houston, TX
Jerry W. Miller	Director	New York, NY
Edward C. Wood, III	Director	Oakbrook Terrace, IL